MAY 1, 2020, AS AMENDED JULY 2, 2020
Summary Prospectus
BlackRock Funds IV  |  Investor and Institutional Shares
•	BlackRock Systematic ESG Bond Fund
Investor A: BIAAX • Investor C: BIACX • Institutional: BIIIX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements), reports to shareholders and other information about the Fund, including the Fund’s statement of additional information, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated May 1, 2020, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.
This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.
Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Key Facts About BlackRock Systematic ESG Bond Fund
Investment Objective

The investment objective of BlackRock Systematic ESG Bond Fund (formerly known as BlackRock Impact Bond Fund) (the “Fund”), a series of BlackRock Funds IV (the “Trust”), is to seek to provide a combination of income and capital growth.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock and its affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” and the “Intermediary-Defined Sales Charge Waiver Policies” sections on pages 29 and A-1, respectively, of the Fund’s prospectus and in the “Purchase of Shares” section on page II-85 of Part II of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None [1]	1.00% [2]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Management Fee[3]	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.66%	1.67%	1.49%
Acquired Fund Fees and Expenses[4]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[4]	2.22%	2.98%	1.80%
Fee Waivers and/or Expense Reimbursements[3,5]	(1.55)%	(1.56)%	(1.38)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3,5]	0.67%	1.42%	0.42%

[1]	A contingent deferred sales charge (“CDSC”) of 0.50% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
[2]	There is no CDSC on Investor C Shares after one year.
[3]	As described in the “Management of the Fund” section of the Fund’s prospectus, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.
[4]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report which does not include the Acquired Fund Fees and Expenses and includes extraordinary expenses.
[5]	As described in the “Management of the Fund” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.66% of average daily net assets (for Investor A Shares), 1.41% of average daily net assets (for Investor C Shares) and 0.41% of average daily net assets (for Institutional Shares) through September 30, 2021. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the two years following such waivers and/or reimbursements, and such repayment arrangement will terminate on August 23, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%

return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$466	$923	$1,406	$2,736
Investor C Shares	$245	$774	$1,430	$3,188
Institutional Shares	$ 43	$432	$ 845	$2,002

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$145	$774	$1,430	$3,188

Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
As the result of a reorganization (the “Reorganization”), which occurred on September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Impact Bond Fund, a series of BlackRock FundsSM (the “Predecessor Fund”). During the most recent fiscal year, the Fund’s portfolio turnover rate was 202% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund seeks to provide a combination of income and capital growth by investing in a portfolio of debt securities, using model-based asset allocation and security selection models.
To determine the Fund’s investable universe, BlackRock will, utilizing BlackRock’s environmental, social, and governance (“ESG”) research, first seek to screen out certain companies or industries based on ESG criteria determined by BlackRock. Such screening criteria includes (i) companies with exposure to controversial weapons, civilian firearms, tobacco and fossil fuels beyond specified thresholds as determined by BlackRock, (ii) UN Global Compact violators, and (iii) corporate issuers that are assigned ESG ratings by third-party ratings agencies that are below a threshold established by BlackRock.
Fund management, relying on BlackRock’s Systematic Fixed Income Research, then selects securities for the Fund by using a systematic method that relies on proprietary quantitative models to allocate the Fund’s assets among (i) various bond sectors by evaluating each sector’s relative value and risk-adjusted return and (ii) bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality, transaction costs and other factors.
In conjunction with this systematic method and to the extent applicable to a particular sector, Fund management selects and weights securities based on an issuer’s ability to manage the ESG risks to which its business is exposed, as determined by BlackRock. Fund management makes such determinations based on BlackRock’s ESG research, which includes due diligence of the ESG risks and opportunities facing an issuer. Fund management may also give consideration to third-party ESG ratings.
The Fund generally seeks to invest in fixed income instruments that, with respect to certain sectors, have an ESG assessment that is better, in BlackRock’s view, than the ESG assessment of such sectors within the Bloomberg Barclays U.S. Aggregate Bond Index (the “Benchmark”).
The Fund invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; mortgage to-be-announced (“TBA”) securities; debt obligations of U.S. issuers, including corporate bonds and green bonds (which are bonds with proceeds that are used to fund eligible projects with specific environmental benefits); municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. The Fund may invest in bonds issued by companies located in countries other than the United States, including companies in emerging markets. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund seeks to invest a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. The Fund may invest in securities rated below investment grade (“high yield” or “junk” bonds). The Fund may invest in bonds of any maturity or duration.
The Fund may invest a significant portion of its assets in U.S. agency mortgage pass-through securities, which are securities issued by entities such as the Government National Mortgage Association (“GNMA”) and the Federal National Mortgage Association that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage-backed securities to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis. When assessing the Fund’s investments in the mortgage sector against the Benchmark, the Fund currently considers GNMA securities to have a positive ESG assessment, and currently considers most other types of mortgage-backed securities to be neutral from an ESG perspective. The Fund may also seek to gain exposure to mortgage or government-backed securities that fund societal opportunity projects or environmental development, among other ESG related issues.
The Fund may use derivatives, such as futures contracts, options, swaps and various other instruments. The Fund may also invest in derivatives based on foreign currencies. In addition, the Fund may use derivatives and short sales to enhance returns as part of an overall investment strategy or to offset a potential decline in the value of other holdings (commonly referred to as a “hedge”), although the Fund is not required to hedge and may choose not to do so.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.
Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
■	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.
Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In November 2019, the Securities and Exchange Commission proposed new regulations governing the use of derivatives by registered investment companies. If adopted as proposed, new Rule 18f-4 would impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act of 1940, as amended, treat derivatives as senior securities so that a failure to comply with the proposed limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
■	Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
■	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
■	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

■	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
■	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
■	The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.
■	The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.
■	The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.
■	High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance. In addition, investment in mortgage dollar rolls and participation in TBA transactions may significantly increase the Fund’s portfolio turnover rate. A TBA transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount, and price at the time the contract is entered into but the mortgage-backed securities are delivered in the future, generally 30 days later.
■	Illiquid Investments Risk — The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active trading market. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.
■	Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.
■	Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis and is subject to “Model Risk” as described below. This means you may lose money.
A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.
■	Model Risk — The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues and other technological issues). There is no guarantee that BlackRock’s use of these models will result in effective investment decisions for the Fund.
The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that BlackRock uses may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
■	Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:
General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.
■	Risk of ESG Investing — The Fund intends to screen out particular companies and industries pursuant to certain criteria established by BlackRock, and to measure ESG criteria with respect to certain investments pursuant to a methodology determined by BlackRock. This may affect the Fund’s exposure to certain companies or industries and the Fund may forego certain investment opportunities. The Fund’s results may be lower than other funds that do not seek to invest in issuers based on ESG criteria, or that use a different methodology to screen out companies or industries or evaluate ESG criteria. The Fund seeks to identify companies that it believes are better positioned to manage ESG risks related to their businesses and to avoid certain companies and industries with ESG related risks, but investors may differ in their views of what constitutes positive or negative ESG criteria. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Further, BlackRock’s evaluation of ESG criteria is subjective and may change over time.
■	Risk of Limited or No ESG Related Investments — The Fund does not intend to measure ESG criteria with respect to all instruments in which it may invest, and may place weight on other factors when selecting investments. In addition, the Fund may not be successful in its attempt to invest in fixed income instruments that, with respect to certain sectors, have an ESG assessment that is better, in BlackRock’s view, than the ESG assessment of such sectors within the Benchmark. There is no guarantee that this objective will be achieved, and such assessment is at BlackRock’s discretion. Further, there may be limitations with respect to readiness of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors. Sectors receiving a positive ESG assessment by BlackRock compared to the Benchmark may not comprise the majority of the Fund’s portfolio.
■	Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.
■	U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund adopted the performance of the Predecessor Fund as a result of the Reorganization on September 17, 2018. The performance information below is based on the performance of the Predecessor Fund for periods prior to the date of the Reorganization. The Predecessor Fund had the same investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as the Fund as of the date of the Reorganization. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS
BlackRock Systematic ESG Bond Fund
As of 12/31
During the period shown in the bar chart, the highest return for a quarter was 3.71% (quarter ended March 31, 2019) and the lowest return for a quarter was -1.74% (quarter ended March 31, 2018). The year-to-date return as of March 31, 2020 was 3.33%.
As of 12/31/19 Average Annual Total Returns	1 Year	Since Inception (August 23, 2016)
BlackRock Systematic ESG Bond Fund — Investor A Shares
Return Before Taxes	4.75%	1.20%
Return After Taxes on Distributions	3.66%	0.24%
Return After Taxes on Distributions and Sale of Fund Shares	2.80%	0.48%
BlackRock Systematic ESG Bond Fund — Investor C Shares
Return Before Taxes	7.31%	1.68%
BlackRock Systematic ESG Bond Fund — Institutional Shares
Return Before Taxes	9.39%	2.71%
Bloomberg Barclays U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	8.72%	2.64%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor C and Institutional Shares will vary.
Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock International Limited (the “Sub-Adviser”). Where applicable, the use of the term “BlackRock” also refers to the Sub-Adviser.
Portfolio Managers

Name	Portfolio Manager of the Fund Since*	Title
Scott Radell	2016	Managing Director of BlackRock, Inc.
Joel Silva	2016	Director of BlackRock, Inc.

*	Includes management of the Predecessor Fund.
Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares, you should contact your Financial Intermediary or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except:
• $50, if establishing an Automatic Investment Plan.
• There is no investment minimum for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs).
• There is no investment minimum for certain fee-based programs.	There is no minimum initial investment for:
• Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.
• Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Fund’s distributor to offer Institutional Shares through a no-load program or investment platform.
$2 million for individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.
$1,000 for:
• Clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction based sales commission outside of the Fund.
• Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer Institutional Shares, and the family members of such persons.
Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.

Tax Information

The Fund’s dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code, in which case you may be subject to U.S. federal income tax when distributions are received from such tax-deferred arrangements.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.
Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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INVESTMENT COMPANY ACT FILE # 811-23341
SPROIV-IB-0720